Exhibit 21.1
HEALTHSOUTH CORPORATION
SUBSIDIARY LIST

Subsidiary Name	Jurisdiction of Incorporation	DBA
Advantage Health, LLC	DE
AnMed Enterprises, Inc./HealthSouth, L.L.C.	SC	AnMed Health Rehabilitation Hospital, an affiliate entity of AnMed Health and HealthSouth Corporation
BJC/HealthSouth Rehabilitation Center, L.L.C.	MO	The Rehabilitation Institute of St. Louis
Milliken Hand Rehabilitation Center
The Orthopedic Center
Central Arkansas Rehabilitation Associates, L.P.	DE	St. Vincent Rehabilitation Hospital
Central Louisiana Rehab Associates, L.P.	DE	HealthSouth Rehabilitation Hospital of Alexandria
CMS Alexandria Rehabilitation, LLC	DE
CMS Development and Management Company, Inc.	DE
CMS Fayetteville Rehabilitation, Inc.	DE
CMS Jonesboro Rehabilitation, Inc.	DE	HealthSouth Rehabilitation Hospital of Jonesboro
CMS Kansas City Rehabilitation, Inc.	DE
CMS Rehab of WF, L.P.	DE	HealthSouth Rehabilitation Hospital of Wichita Falls
HealthSouth Home Health Agency of Wichita Falls
CMS Sherwood Rehabilitation, Inc.	DE
CMSI Systems of Texas, Inc.	TX
Continental Medical of Arizona, Inc.	DE
Continental Medical of Colorado, Inc.	DE
Continental Medical Systems, Inc.	DE
Continental Rehab of W.F., Inc.	TX
Continental Rehabilitation Hospital of Arizona, Inc.	DE
HCA Wesley Rehabilitation Hospital, Inc.	DE	Wesley Rehabilitation Hospital, An Affiliate of HealthSouth
Wesley Home Health
HCS Limited	Cayman Islands, B.W.I.
HealthSouth Arizona Real Estate, LLC	DE
HealthSouth Aviation, LLC	DE
HealthSouth Bakersfield Rehabilitation Hospital, LLC	DE	HealthSouth Bakersfield Rehabilitation Hospital
HealthSouth California Real Estate, LLC	DE

HealthSouth Clinical Technologies, LLC	DE
HealthSouth Colorado Real Estate, LLC	DE
HealthSouth Deaconess Holdings, LLC	DE
HealthSouth East Valley Rehabilitation Hospital, LLC	DE	HealthSouth East Valley Rehabilitation Hospital
HealthSouth Harmarville Rehabilitation Hospital, LLC	DE	HealthSouth Harmarville Rehabilitation Hospital
Harmarville Home Health Agency
Harmarville Transitional Rehabilitation Unit
HealthSouth Johnson City Holdings, LLC	DE
HealthSouth Joint Ventures Holdings, LLC	DE
HealthSouth Kansas Real Estate, LLC	DE
HealthSouth Kentucky Real Estate, LLC	DE
HealthSouth Littleton Rehabilitation, LLC	DE	HealthSouth Rehabilitation Hospital of Littleton
HealthSouth Martin County Holdings, LLC	DE
HealthSouth Middletown Rehabilitation Hospital, LLC	DE	HealthSouth Rehabilitation Hospital of Middletown
HealthSouth Nevada Real Estate, LLC	DE
HealthSouth New Mexico Real Estate, LLC	DE
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC	DE	HealthSouth Northern Kentucky Rehabilitation Hospital
HealthSouth of Altoona, LLC	DE
HealthSouth of Dothan, Inc.	AL	HealthSouth Rehabilitation Hospital
HealthSouth of East Tennessee, LLC	DE	HealthSouth Rehabilitation Hospital
HealthSouth of Erie, LLC	DE	HealthSouth Rehabilitation Hospital of Erie
HealthSouth of Fort Smith, LLC	DE	HealthSouth Rehabilitation Hospital of Fort Smith
HealthSouth Outpatient Rehabilitation
HealthSouth Sleep Disorder Center
HealthSouth of Montgomery, Inc.	AL	HealthSouth Rehabilitation Hospital of Montgomery
HealthSouth of Nittany Valley, Inc.	DE	HealthSouth Nittany Valley Rehabilitation Hospital
HealthSouth Rehabilitation Center of Lewistown
HealthSouth Rehabilitation Center of Mifflintown
HealthSouth of Phenix City, Inc.	DE
HealthSouth of Sea Pines Limited Partnership	AL	HealthSouth Sea Pines Rehabilitation Hospital

Sea Pines Home Health Services
HealthSouth of South Carolina, Inc.	DE	HealthSouth Rehabilitation Hospital of Columbia
HealthSouth of Spring Hill, Inc.	DE	HealthSouth Rehabilitation Hospital of Spring Hill
HealthSouth Home Health of Spring Hill
HealthSouth of Toms River, LLC	DE	HealthSouth Rehabilitation Hospital of Toms River
HealthSouth of Treasure Coast, Inc.	DE	HealthSouth Treasure Coast Rehabilitation Hospital
HealthSouth of York, LLC	DE	HealthSouth Rehabilitation Hospital of York
HealthSouth Rehabilitation Center of Industrial Highway
HealthSouth Rehabilitation Center - Red Lion
HealthSouth Therapy at Home
HealthSouth-Normandie Drive
HealthSouth of Yuma, Inc.	DE
HealthSouth Ohio Real Estate, LLC	DE
HealthSouth Owned Hospitals Holdings, LLC	DE
HealthSouth Pennsylvania Real Estate, LLC	DE
HealthSouth Plano Rehabilitation Hospital, LLC	DE	HealthSouth Plano Rehabilitation Hospital
HealthSouth Home Health of Plano
HealthSouth Rehabilitation Specialists-Plano
HealthSouth Press, LLC	DE
HealthSouth Real Estate, LLC	DE
HealthSouth Rehabilitation Center of New Hampshire, Inc.	DE	HealthSouth Rehabilitation Hospital
HealthSouth Rehabilitation Center, Inc.	SC	HealthSouth Rehabilitation Hospital of Florence
HealthSouth Rehabilitation Hospital at Drake, LLC	DE	HealthSouth Rehabilitation Hospital at Drake
HealthSouth Rehabilitation Hospital of Altoona, LLC	DE	HealthSouth Rehabilitation Hospital Of Altoona
HealthSouth Rehabilitation Center - Bedford
HealthSouth Rehabilitation Center - Meadowbrook Plaza
HealthSouth Rehabilitation Center - Regency Square
HealthSouth Rehabilitation Center - Tyrone
HealthSouth Rehabilitation Hospital of Arlington, LLC	DE	HealthSouth Rehabilitation Hospital of Arlington

HealthSouth Rehabilitation Hospital of Austin, Inc.	DE	HealthSouth Rehabilitation Hospital of Austin
HealthSouth At Home
HealthSouth Wound Care and Hyperbaric Center
HealthSouth Rehabilitation Hospital of Beaumont, LLC	DE	HealthSouth Rehabilitation Hospital of Beaumont
HealthSouth Home Health Agency of Beaumont
HealthSouth Rehabilitation Center - Beaumont
HealthSouth Rehabilitation Hospital of Charleston, LLC	SC	HealthSouth Rehabilitation Hospital of Charleston
HealthSouth Rehabilitation Hospital of Cypress, LLC	DE	HealthSouth Rehabilitation Hospital of Cypress
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC	DE	HealthSouth Desert Canyon Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Fort Worth, LLC	DE	HealthSouth Rehabilitation Hospital of Fort Worth
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC	DE	HealthSouth Rehabilitation Hospital of Fredericksburg
HealthSouth Rehabilitation Hospital of Gadsden, LLC	DE	HealthSouth Rehabilitation Hospital of Gadsden
HealthSouth Rehabilitation Hospital of Henderson, LLC	DE	HealthSouth Rehabilitation Hospital of Henderson
HealthSouth Home Health of Henderson
HealthSouth Rehabilitation Hospital of Humble, LLC	DE	HealthSouth Rehabilitation Hospital of Humble
HealthSouth Rehabilitation Hospital of Jonesboro, LLC	AR	HealthSouth Rehabilitation Hospital of Jonesboro
HealthSouth Rehabilitation Hospital of Largo, LLC	DE	HealthSouth Rehabilitation Hospital of Largo
HealthSouth Rehabilitation Hospital of Las Vegas, LLC	DE	HealthSouth Rehabilitation Hospital of Las Vegas
HealthSouth Rehabilitation Hospital of Manati, Inc.	DE	HealthSouth Rehabilitation Hospital of Manati
HealthSouth Rehabilitation Hospital of Marion County, LLC	DE	HealthSouth Rehabilitation Hospital of Ocala
HealthSouth Rehabilitation Hospital of Martin County, LLC	DE	HealthSouth Rehabilitation Hospital at Martin Health
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC	DE	HealthSouth Rehabilitation Hospital of Mechanicsburg

HealthSouth Rehabilitation Hospital of Miami, LLC	DE	HealthSouth Rehabilitation Hospital of Miami
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC	DE	HealthSouth Rehabilitation Hospital of Midland/Odessa
HealthSouth Home Care of Midland-Odessa
HealthSouth Rehabilitation Hospital of Modesto, LLC	DE
HealthSouth Rehabilitation Hospital of New Mexico, LLC	DE	HealthSouth Rehabilitation Hospital
HealthSouth Home Health of Albuquerque
HealthSouth Rehabilitation Hospital of Newnan, LLC	DE	HealthSouth Rehabilitation Hospital of Newnan
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC	DE	HealthSouth Rehabilitation Hospital of Northern Virginia
HealthSouth Rehabilitation Hospital of Petersburg, LLC	DE	HealthSouth Rehabilitation Hospital of Petersburg
HealthSouth Rehabilitation Hospital of Reading, LLC	DE	HealthSouth Reading Rehabilitation Hospital
HealthSouth Reading Rehab at Home
HealthSouth Reading Rehabilitation Hospital- Pottstown
HealthSouth Rehabilitation Hospital of San Juan, Inc.	DE	HealthSouth Rehabilitation Hospital of San Juan
HealthSouth Outpatient Therapy of San Juan
HealthSouth Rehabilitation Hospital of Sarasota, LLC	DE	HealthSouth Rehabilitation Hospital of Sarasota
HealthSouth Rehabilitation Hospital of Seminole County, LLC	DE	HealthSouth Rehabilitation Hospital of Altamonte Springs
HealthSouth Rehabilitation Hospital of Sewickley, LLC	DE	HealthSouth Rehabilitation Hospital of Sewickley
HealthSouth Rehabilitation Hospital of South Jersey, LLC	DE	HealthSouth Rehabilitation Hospital of Vineland
HealthSouth Rehabilitation Hospital of Sugar Land, LLC	DE	HealthSouth Sugar Land Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Tallahassee, LLC	DE	HealthSouth Rehabilitation Hospital of Tallahassee
HealthSouth Rehabilitation Hospital of Texarkana, Inc.	DE	HealthSouth Rehabilitation Hospital of Texarkana
HealthSouth of Texarkana Home Care Agency
HealthSouth Rehabilitation Hospital of Utah, LLC	DE	HealthSouth Rehabilitation Hospital of Utah
HealthSouth Home Care
HealthSouth Rehabilitation Hospital of Williamson County, LLC	TN

HealthSouth Rehabilitation Hospital The Woodlands, Inc.	DE	HealthSouth Rehabilitation Hospital The Woodlands
HealthSouth Home Health Agency of Houston
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.	DE	HealthSouth Rehabilitation Institute of San Antonio (RIOSA)
HealthSouth RIOSA Home Health Agency
HealthSouth Rehabilitation Institute of Tucson, LLC	AL	HealthSouth Rehabilitation Institute of Tucson
HealthSouth Home Health of Tucson
HealthSouth Savannah Holdings, LLC	DE
HealthSouth Scottsdale Rehabilitation Hospital, LLC	DE	HealthSouth Scottsdale Rehabilitation Hospital
HealthSouth Sea Pines Holdings, LLC	DE
HealthSouth South Carolina Real Estate, LLC	DE
HealthSouth Sunrise Rehabilitation Hospital, LLC	DE	HealthSouth Sunrise Rehabilitation Hospital
HealthSouth Sunrise Comprehensive Pain Care Center
HealthSouth Sunrise Home Health Services
Outpatient Therapy and Day Rehab
HealthSouth Support Companies, LLC	DE
HealthSouth Texas Real Estate, LLC	DE
HealthSouth Tucson Holdings, LLC	DE
HealthSouth Utah Real Estate, LLC	DE
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC	DE	HealthSouth Valley of The Sun Rehabilitation Hospital
HealthSouth Home Health of Phoenix
HealthSouth Virginia Real Estate, LLC	DE
HealthSouth Walton Rehabilitation Hospital, LLC	DE	HealthSouth Walton Rehabilitation Hospital
HealthSouth West Virginia Real Estate, LLC	DE
HealthSouth/Deaconess L.L.C.	IN	HealthSouth Deaconess Rehabilitation Hospital
HealthSouth/GHS Limited Liability Company	PA	Geisinger HealthSouth Rehabilitation Hospital
Geisinger HealthSouth Rehabilitation Center of Berwick

Geisinger HealthSouth Rehabilitation Center of Bloomsburg
Geisinger HealthSouth Rehabilitation Center of Bucknell
Geisinger HealthSouth Rehabilitation Center of Danville
Geisinger HealthSouth Rehabilitation Center of Milton
Geisinger HealthSouth Rehabilitation Center of Selinsgrove
Geisinger HealthSouth Rehabilitation - Hospital Outpatient Center
HealthSouth/Maine Medical Center Limited Liability Company	ME	New England Rehabilitation Hospital of Portland, a Joint Venture of Maine Medical Center and HealthSouth
HealthSouth/Methodist Rehabilitation Hospital Limited Partnership	TN	HealthSouth Rehabilitation Hospital of Memphis
HealthSouth Rehabilitation Hospital-North
K.C. Rehabilitation Hospital, Inc.	DE	Mid America Rehabilitation Hospital
Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital
KRH Home Health Care
Lakeshore System Services of Florida, Inc.	FL	HealthSouth Emerald Coast Rehabilitation Hospital
Lakeview Rehabilitation Group Partners	KY	HealthSouth Lakeview Rehabilitation Hospital of Central Kentucky
HealthSouth Lakeview Outpatient
New England Rehabilitation Management Co., LLC	NH
New England Rehabilitation Services of Central Massachusetts, Inc.	MA	Fairlawn Rehabilitation Hospital
Northwest Arkansas Rehabilitation Associates	AR	HealthSouth Rehabilitation Hospital, a Partner with Washington Regional
Piedmont HealthSouth Rehabilitation, LLC	SC	HealthSouth Rehabilitation Hospital of Rock Hill
Plano Health Associates Limited Partnership	DE
Print Promotions Group, LLC	DE
Rebound, LLC	DE	HealthSouth Cane Creek Rehabilitation Hospital
HealthSouth Chattanooga Rehabilitation Hospital
HealthSouth Lakeshore Rehabilitation Hospital
HealthSouth Lakeshore Outpatient
HealthSouth Rehabilitation Hospital of Huntington
HealthSouth Rehabilitation Hospital of North Alabama
Rehab Concepts Corp.	DE

Rehabilitation Hospital Corporation of America, LLC	DE	HealthSouth Chesapeake Rehabilitation Hospital
HealthSouth Chesapeake Rehab Home Health Agency
HealthSouth Inpatient Rehabilitation Unit at Camden-Clark Memorial Hospital
HealthSouth Outpatient Therapy Services
HealthSouth Rehabilitation Hospital of Virginia
HealthSouth Southern Hills Rehabilitation Hospital
HealthSouth Western Hills Regional Rehabilitation Hospital
HealthSouth Western Hills Outpatient
Rehabilitation Hospital of Colorado Springs, Inc.	DE	HealthSouth Rehabilitation Hospital of Colorado Springs
HealthSouth Home Health of Colorado Springs
Rehabilitation Hospital of Phenix City, L.L.C.	AL	Regional Rehabilitation Hospital
Rehabilitation Hospital of Plano, LLC	DE
Rehabilitation Institute Of Western Massachusetts, LLC	MA	HealthSouth Rehabilitation Hospital of Western Massachusetts
Rusk Rehabilitation Center, L.L.C.	MO	Rusk Rehabilitation Center, a Joint Venture of HealthSouth and the University of Missouri - Columbia
Saint Barnabas/HealthSouth Rehabilitation Center, L.L.C.	NJ	HealthSouth Rehabilitation Hospital of Tinton Falls
Sherwood Rehabilitation Hospital, Inc.	DE
Southern Arizona Regional Rehabilitation Hospital, L.P.	DE	HealthSouth Rehabilitation Hospital of Southern Arizona
Tarrant County Rehabilitation Hospital, Inc.	TX	HealthSouth City View Rehabilitation Hospital
HealthSouth Tarrant County Home Health
Tyler Rehab Associates, L.P.	DE	Trinity Mother Frances Rehabilitation Hospital, Affiliated with HealthSouth
Trinity Mother Frances Home Health Services
Tyler Rehabilitation Hospital, Inc.	TX
University of Virginia/HealthSouth L.L.C.	VA	UVA-HealthSouth Rehabilitation Hospital
UVa-HealthSouth Sports Medicine & Rehabilitation Center
Van Matre Rehabilitation Center LLC	IL	Van Matre HealthSouth Rehabilitation Hospital
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital

Wellmont/HealthSouth IRF, LLC	DE	The Rehabilitation Hospital of Southwest Virginia
West Virginia Rehabilitation Hospital, Inc.	WV	HealthSouth Mountain View Regional Rehabilitation Hospital
HealthSouth Mountainview at Bridgeport
Western Medical Rehab Associates, L.P.	DE	HealthSouth Tustin Rehabilitation Hospital
Western Neuro Care, Inc.	DE
Yuma Rehabilitation Hospital, L.L.C.	AZ	Yuma Rehabilitation Hospital, a Partnership of HealthSouth & YRMC

HealthSouth Home Health Holdings, Inc.	DE
HealthSouth Home Health Corporation	DE

A & B Homecare Solutions, LLC	CT	Excella Homecare an Encompass Company
AHM Action Home Health, LP	TX	Encompass Home Health of East Texas
AHM Texas GP, LLC	DE
AHM Texas LP, Inc.	DE
Abba Home Health, L.P.	TX	Encompass Home Health of Lubbock
Encompass Home Health of the Panhandle
Advanced Homecare Holdings, Inc.	DE
Advanced Homecare Management, Inc.	DE	Encompass Home Health
Advantage Hospice, Inc.	TX
Apex Hospice LLC	TX	Encompass Hospice of DFW
Best Home Care LP	TX	Encompass Home Health of the Permian Basin
Continental Home Care, Inc.	OK	Encompass Home Health of Eastern Oklahoma
DRC Health Systems, L.P.	TX	Encompass Home Health of Corpus Christi
Encompass Home Health of Houston
Encompass Hospice of Houston
Day-By-Day Staff Relief, Inc.	OK	Encompass Home Health of Kansas
Encompass Home Health of Northeast Oklahoma
Encompass Hospice of Kansas
Encompass Private Duty of Kansas
Sacred Heart Home Health
Sacred Heart Hospice
Dosik, Inc.	TX	Encompass Home Health of Livingston
EHHI Holdings, Inc.	DE

Encompass Home Health of Austin, LLC	TX	Austin Home Health
Encompass Home Health of Fredericksburg
Encompass Home Health of Colorado, LLC	CO	Encompass Home Health of Colorado
First Choice Specialty Therapy
Encompass Home Health of DFW, LLC	TX	Encompass Home Health of DFW
Encompass Home Health of New England, LLC	DE
Encompass Home Health of the Mid Atlantic, LLC	VA	Encompass Home Health of Virginia
Encompass Home Health of Western Virginia
Encompass Hospice of Virginia
Encompass Home Health of the Southeast, LLC	FL	Phoenix Home Health
Encompass Home Health of the West, LLC	ID	Encompass Home Health and Hospice of Utah
Encompass Home Health of Idaho
Encompass Hospice of the West, LLC	ID	Encompass Hospice of Idaho
Encompass Hospice of Utah
Encompass of Fort Worth, LP	TX	Encompass Home Health of North Central Texas
Encompass Home Health of Wichita Falls
Encompass of West Texas, LP	TX	Encompass Home Health of West Texas
Excella Associates, L.L.C.	MA
Excella Healthcare, Inc.	MA	Excella Healthcare an Encompass Company
Excella Home Health Agency, LLC	MA	Excella Home Health
Excella Homecare, Inc.	MA	Excella Home Health an Encompass Company
First Choice Children's Homecare, LP	TX	Encompass Home Health Pediatric Services
Guardian Home Care, Inc.	ID	Encompass Home Health & Hospice of Idaho
Encompass Home Health of Oregon
Hallmark Homecare, L.P.	TX	Encompass Home Health of Bryan/College Station
Encompass Home Health of Central Texas
Encompass Hospice of Bryan/College Station
Family Home Health
HealthCare Innovations Holdings, L.L.C.	TX
HealthCare Innovations of Oklahoma, L.L.C.	TX	Encompass Home Health of Southeast Oklahoma
Encompass Hospice of Southeast Oklahoma
HealthCare Innovations of Western Oklahoma, L.L.C.	TX	Encompass Home Health of Western Oklahoma

HealthCare Innovations-Travertine Health Services, L.L.C.	TX	Encompass Home Health of Central Oklahoma
Idaho Homecare Holdings, Inc.	ID
Orion Homecare, LLC	ID	Encompass Home Health of Western Idaho
Preferred Home Health, L.P.	TX	Encompass Home Health of Southeast Texas
TH of San Antonio, LLC	TX	Encompass Hospice of Central Texas
Texas Senior Care, L.P.	TX	Encompass Home Health of Greater Dallas
Encompass Home Health of Northeast Texas
WellCare, Inc.	NM	Encompass Home Health of New Mexico
Encompass Hospice of New Mexico
Home Care Connection & Hospice Services
Ruidoso Home Care & Hospice
Wellmark Healthcare Services of El Paso, Inc.	TX	Encompass Home Health of El Paso